CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-7

DERIVED 8/23/05

$24,500,000

Classes B-1, B-2 & B-3

Subordinated Certificates Offered

(Approximate)

$989,000,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-7

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CDR Analysis

The tables below show the Breakeven (B/E) Constant Default Rate (CDR) that can be sustained without a writedown to the referenced class, assuming:

•

Various percentages of the RaboBank Prepayment Curve (RPC, See Appendix)

•

40% and 65% Loss Severity

•

12-Month Lag

•

Forward LIBOR (See Appendix)

•

Triggers Fail (No Stepdown)

CLASS B-1	75 RPC	100 RPC	135 RPC
B/E CDR	10.2%	9.9%	9.7%
Wtd Ave Life	15.7	12.7	9.9
Total Coll Losses to Maturity	13.0%	10.3%	7.8%
Loss on B-1	-	-	-
Severity	40%	40%	40%

	75 RPC	100 RPC	135 RPC
B/E CDR	6.2%	6.0%	5.9%
Wtd Ave Life	17.0	13.6	10.7
Total Coll Losses to Maturity	14.4%	11.0%	8.2%
Loss on B-1	-	-	-
Severity	65%	65%	65%

CLASS B-2	75 RPC	100 RPC	135 RPC
B/E CDR	9.4%	9.0%	8.5%
Wtd Ave Life	16.4	13.6	10.3
Total Coll Losses to Maturity	12.2%	9.5%	7.0%
Loss on B-2	-	-	-
Severity	40%	40%	40%

	75 RPC	100 RPC	135 RPC
B/E CDR	5.8%	5.5%	5.2%
Wtd Ave Life	18.4	14.6	11.1
Total Coll Losses to Maturity	13.6%	10.2%	7.3%
Loss on B-2	-	-	-
Severity	65%	65%	65%

CLASS B-3	75 RPC	100 RPC	135 RPC
B/E CDR	8.8%	8.3%	7.6%
Wtd Ave Life	17.2	14.6	10.8
Total Coll Losses to Maturity	11.6%	8.9%	6.3%
Loss on B-3	-	-	-
Severity	40%	40%	40%

	75 RPC	100 RPC	135 RPC
B/E CDR	5.4%	5.1%	4.7%
Wtd Ave Life	18.0	15.6	12.0
Total Coll Losses to Maturity	12.8%	9.5%	6.6%
Loss on B-3	-	-	-
Severity	65%	65%	65%

CDR Analysis

The tables below show the Breakeven (B/E) Constant Default Rate (CDR) that can be sustained without a writedown to the referenced class, assuming:

•

Various percentages of the RaboBank Prepayment Curve (RPC, See Appendix)

•

40% and 65% Loss Severity

•

12-Month Lag

•

RaboBank Forward LIBOR Curves (See Appendix)

•

Triggers Fail (No Stepdown)

CLASS B-1	75 RPC	100 RPC	135 RPC
B/E CDR	8.5%	8.9%	9.7%
Wtd Ave Life	16.2	13.4	9.7
Total Coll Losses to Maturity	11.4%	9.4%	7.8%
Loss on B-1	-	-	-
Severity	40%	40%	40%

	75 RPC	100 RPC	135 RPC
B/E CDR	5.1%	5.3%	5.8%
Wtd Ave Life	17.7	14.2	10.5
Total Coll Losses to Maturity	12.3%	9.9%	8.1%
Loss on B-1	-	-	-
Severity	65%	65%	65%

CLASS B-2	75 RPC	100 RPC	135 RPC
B/E CDR	7.7%	7.9%	8.5%
Wtd Ave Life	17.0	13.8	10.3
Total Coll Losses to Maturity	10.5%	8.5%	7.0%
Loss on B-2	-	-	-
Severity	40%	40%	40%

	75 RPC	100 RPC	135 RPC
B/E CDR	4.7%	4.7%	5.1%
Wtd Ave Life	19.0	14.3	11.0
Total Coll Losses to Maturity	11.4%	8.9%	7.2%
Loss on B-2	-	-	-
Severity	65%	65%	65%

CLASS B-3	75 RPC	100 RPC	135 RPC
B/E CDR	7.2%	7.2%	7.6%
Wtd Ave Life	18.9	14.7	10.8
Total Coll Losses to Maturity	10.0%	7.9%	6.3%
Loss on B-3	-	-	-
Severity	40%	40%	40%

	75 RPC	100 RPC	135 RPC
B/E CDR	4.4%	4.3%	4.6%
Wtd Ave Life	20.7	15.0	11.7
Total Coll Losses to Maturity	10.8%	8.2%	6.5%
Loss on B-3	-	-	-
Severity	65%	65%	65%

Appendix

100% RaboBank Prepayment Curve (RPC)

With respect to the fixed rate Mortgage Loans, 100% of the RaboBank prepayment assumption (the “Fixed RPC”) describes prepayments starting at 4.00% CPR in month 1, increasing by approximately 1.7272% CPR per month to 23% CPR in month 12, and remaining at 23% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM RPC”) describes prepayments starting at 4% CPR in month 1, increasing by 2.0909% in each of the following 11 months.  In months 12 through 22, 100% RPC for the adjustable rate Mortgage Loans assumes 27% CPR.  In months 23 through 27, 100% RPC for the adjustable rate Mortgage Loans assumes 50% CPR.  In month 28 and thereafter, 100% RPC for the adjustable rate Mortgage Loans is assumed to remain constant at 27%.

RaboBank Forward Curves

One-month LIBOR begins at 3.80% and stays constant through period 12.  In period 13 and thereafter, one-month LIBOR is assumed to be 7.80%.

Six-month LIBOR begins at 4.10% and stays constant through period 12.  In period 13 and thereafter, six-month LIBOR is assumed to be 8.10%.

Forward Curves